UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                          July 26, 2005 (July 26, 2005)
                          -----------------------------

                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 0-23340                 51-0332317
           --------                 -------                 ----------
        (State or other           (Commission             (IRS Employer
         jurisdiction             File Number)         Identification Number)
        of incorporation


      105 Westpark Drive, Suite 200, Brentwood, Tennessee        37027
      ---------------------------------------------------        -----
           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

           On July 26, 2005, America Service Group Inc. (the "Company") issued a press release commenting on the financial and operating results it expects to report for the second quarter and six months ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.

           This information furnished pursuant to this Item 2.02 and Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.


Item 8.01. Other Events

           On July 25, 2005, the Company's Board of Directors approved a stock repurchase program to repurchase up to $30 million of the Company's common stock over the next 24 months. The terms of the stock repurchase program are more fully described in the press release attached as Exhibit 99.1 to this current report on Form 8-K and incorporate herein by reference.


Item 9.01. Financial Statements and Exhibits.

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits:

                 99.1    Press Release dated July 26, 2005.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICA SERVICE GROUP INC.



Date: July 26, 2005                        By: /s/ Michael Taylor
                                               ---------------------------------
                                               Michael Taylor
                                               Senior Vice President and Chief
                                                Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number       Description of Exhibits
-------      -----------------------

  99.1       Press release dated July 26, 2005.